Supplement dated June 23, 2023, to the
Prospectus for your Variable Annuity, as supplemented
Issued by

WILTON REASSURANCE LIFE COMPANY OF NEW YORK
through
Wilton Reassurance Life Co. of New York Separate Account A
RETIREMENT ACCESS VARIABLE ANNUITY B SERIES (“B SERIES”)
RETIREMENT ACCESS VARIABLE ANNUITY L SERIES (“L SERIES”)
RETIREMENT ACCESS VARIABLE ANNUITY X SERIES (“X SERIES”)

This Supplement should be read in conjunction with the current Prospectus for your Annuity and should be retained for future reference. This Supplement is intended to update certain information in the Prospectus for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity that you do not own. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectus and Statement of Additional Information.
This Supplement contains information about changes to certain Portfolios of the Advanced Series Trust available through your Annuity. If you would like another copy of the current Annuity Prospectus, please call us at (800) 457-8207.
Portfolio Expense Changes:
Effective July 1, 2023, the expenses listed in the "Underlying Portfolio Annual Expenses" table in the "Summary of Contract Fees and Charges" section of the prospectus are restated as shown below for the following Portfolios.

UNDERLYING PORTFOLIO ANNUAL EXPENSES
(as a percentage of the average daily net assets of the underlying Portfolios)

FUNDS	Management Fees	Other Expenses	Distribution (12b-1) Fees	Dividend Expense on Short Sales	Broker Fees and Expenses on Short Sales	Acquired Portfolio Fees & Expenses	Total Annual Portfolio Operating Expenses	Fee Waiver or Expense Reimbursement	Net Annual Fund Operating Expenses
AST Emerging Markets Equity Portfolio*	0.93%	0.21%	0.25%	0.00%	0.00%	0.01%	1.40%	0.08%	1.32%
AST Large-Cap Core Portfolio*	0.58%	0.06%	0.25%	0.00%	0.00%	0.00%	0.89%	0.03%	0.86%

*	Please see additional information below regarding certain Portfolios.
AST Emerging Markets Equity Portfolio
The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fee plus other expenses (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 1.31% of the Portfolio’s average daily net assets through June 30, 2024. Expenses waived/reimbursed by the Manager for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.
AST Large-Cap Core Portfolio
The Manager has contractually agreed to waive 0.015% of its investment management fee through June 30, 2024. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fee plus other expenses (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 0.86% of the Portfolio’s average daily net assets through June 30, 2024. Expenses waived/reimbursed by the Manager for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.
You may wish to consult with your financial professional to determine if your existing allocation instructions should be changed before or after the Effective Date.
THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
WRNYSUP3